EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Wealth Minerals Ltd. (the “Company”) on Form 20-F for the year ended November 30, 2006 as filed with the Securities and Exchange Commission on March 14, 2008 (the “Report”), I, Hendrik Van Alphen, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 14, 2008

/s/ Hendrik Van Alphen

Hendrik Van Alphen
President and Chief Executive Officer